Exhibit 99.1 Fall Stockholder Engagement Baxter International Inc. October 2022

Safe Harbor Statement This presentation includes forward-looking statements concerning the company’s financial results, business development and regulatory activities (including the December 2021 acquisition of Hillrom), the anticipated impact of Value Improvement Processes (VIP) and the 2030 company’s corporate responsibility goals. These forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance of risks for new and existing products (including challenges with the company’s ability to accurately predict changing customer preferences (which has led to and may continue to lead to increased inventory levels)); continuity, availability and pricing of acceptable raw materials and component parts (and the company’s ability to pass some or all of these costs on to its customers); inability to create additional production capacity in a timely manner or the occurrence of other manufacturing or supply difficulties (including as a result of a natural disaster, public health crises and epidemics/pandemics, geopolitical crises, regulatory actions or otherwise); product development risks (including any delays in obtaining required regulatory approvals or failures to obtain such approvals); the impact of global economic conditions (including the ongoing war in Ukraine, the related economic sanctions being imposed globally in response to the conflict and potential trade wars and global inflationary pressures) and public health crises and epidemics, such as the ongoing coronavirus (COVID-19) pandemic, on the company and its employees, customers and suppliers, including foreign governments in countries in which the company operates; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the acquisitions of Cheetah Medical, Seprafilm Adhesion Barrier, specified OUS rights to Caelyx/Doxil, full U.S. and specific OUS rights to Transderm Scop, PerClot, Hillrom and certain rights to Zosyn in the U.S. and Canada); product quality or patient safety concerns; breaches or failures of the company’s information technology systems or products, including by cyberattack, unauthorized access or theft; the adequacy of the company’s cash flows from operations and other sources of liquidity to meet its ongoing cash obligations and fund its investment program; loss of key employees or inability to identify and recruit new employees; future actions of regulatory bodies and other governmental authorities, including FDA, the Department of Justice, the SEC, the New York Attorney General and foreign regulatory agencies, including the continued delay in lifting the warning letter at the company’s Ahmedabad facility; the outcome of pending or future litigation, including the opioid litigation and ethylene oxide litigation or other claims; proposed regulatory changes of the U.S. Department of Health and Human Services in kidney health policy and reimbursement, which may substantially change the U.S. end-stage renal disease market and demand for the company’s peritoneal dialysis products, necessitating significant multiyear capital expenditures, which are difficult to estimate in advance; failures with respect to compliance programs; future actions of third parties, including payers; U.S. healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; fluctuations in foreign exchange and interest rates; the ability to enforce owned or in-licensed patents or the prevention or restriction of the manufacture, sale or use of products or technology affected by patents of third parties; global, trade and tax policies; any change in laws concerning the taxation of income (including current or future tax reform), including income earned outside the United States and potential taxes associated with the Base Erosion and Anti-Abuse Tax or the Build Back Better framework; actions taken by tax authorities in connection with ongoing tax audits; and other risks identified in Baxter’s most recent filings on Form 10-K and Form 10-Q and other SEC filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements unless otherwise required by the federal securities laws. 2

Executive Summary

Business Overview	▪ Leading global medical technology company focused on transformative innovation to improve patient outcomes, enhance workflow efficiency, and enable cost-effective care ▪ Addressing healthcare needs across the care continuum including hospitals, homes, physician offices and alternate sites of care ▪ Accelerating Baxter's expansion into connected care with the acquisition of Hillrom, a global medical technology leader
Supply Chain Management	▪ Executing on several integrated supply chain initiatives to mitigate disruptions from a challenging macroenvironment ▪ Focusing resources on ensuring critical products reach customers and patients at the right time
Board of Directors	▪ Highly qualified, independent and engaged Board, with 58% diverse directors[1] and complementary skillset ▪ Continued focus on refreshment and diversity led to the appointment of four new directors in 2021-22: David Wilkes, Nancy Schlichting, Brent Shafer and Peter Wilver, all of whom enhance Baxter's Board and further align skills with Company's long-term strategy
Stockholder Outreach	▪ Stockholder engagement remains a key focus and an important part of the Board's commitment to governance and accountability ▪ In response to stockholder feedback, Baxter's Board put forth two management proposals for stockholder approval at the 2022 Annual Meeting – to provide stockholders with the right to act by written consent (25% threshold), and to lower the company's special meeting threshold from 25% to 15%, both of which were subsequently approved by stockholders and promptly implemented
Executive Compensation	▪ Pay-for-performance philosophy effectively aligns the interests of management and Baxter stockholders ▪ Say-on-Pay vote was supported by 91% of stockholders at Baxter's 2022 Annual Meeting ▪ Planned enhancements to the company's compensation program for 2022 will further motivate and incentivize senior leadership to help meet key 2022 priorities focused on strategic areas, including ESG opportunities, while continuing to focus on the delivery of strong financial results
Corporate Responsibility	▪ 2030 Corporate Responsibility Goals support Baxter's 3 overarching pillars, which are to empower our patients, protect our planet, and champion our people and communities ▪ Continue to demonstrate leadership in Corporate Responsibility and deliver meaningful progress towards 2030 milestones, which include progress on reducing absolute scope 1 and 2 greenhouse gas emissions and increasing diverse representation in leadership roles ▪ Undertaking a materiality assessment to help ensure that Baxter's Corporate Responsibility focus continues to align with the interests of the Company and its stakeholders, following the Hillrom acquisition ▪ Evaluating Baxter's ability to report against the Task Force on Climate-related Financial Disclosures (TCFD) framework

Baxter

[1]Reflects both Board ethnic/racial diversity (25%) and gender diversity (33%). See slide 6 for full breakdown.

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Embarking On Next Phase Of Transformation Journey Mission Save and Sustain Lives Vision Transform healthcare with customer focus: improve patient outcomes, enhance workflow efficiency, enable cost-effective care 4

Baxter Profile: A Leading Medical Technology Company

Global Opportunity

Executing Market Expansion Through Focused Initiatives

Sales by Segment


$15.6B
2021 Pro Forma
Net Sales[1]

Americas	43%	EMEA	20%
Hillrom[2]	19%	Asia Pacific	18%

350+ Million
Patients' lives touched annually

100+
Countries served by Baxter products

Leadership

Advancing Category Leadership in Large Durable End Markets

Sales by Global Business Unit

Global Business Unit	2021 Pro Forma Net Sales[3]
Renal Care	$3.9B
Pharmaceuticals & BPS	$3.0B
Medication Delivery	$2.9B
PSS & GSS	$1.9B
Front Line Care	$1.1B
Advanced Surgery	$1.0B
Clinical Nutrition	$1.0B
Acute Therapies	$0.8B

Innovation

Innovating With Connected Care And Core Therapies

Innovation Focus

Connected Care

Devices or software that can connect, communicate, and/or analyze data to help transform healthcare

"Smart" Devices ⇄ Communi-cations ⇄ Analytics

Core Therapies

Core therapies and essential products designed to address patient and provider needs

[1]Pro forma amounts as presented on this slide represent the combined results of Baxter for its fiscal year ended 12/31/2021 and Hillrom calendarized for fiscal year ended 12/31/2021.
[2]Hillrom acquisition accelerated Baxter's expansion into digital and connected care; expect that Hillrom integration will result in $200 million of sales synergies by 2025.
[3]Total sales includes $0.1B of other revenue not presented above.

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Driving A Robust Value Improvement Process

Value Driver	Key Initiatives
Materials 30% Of VIP	• Dual/Secondary Sources • Insourcing of Molded Components • Strategic Partnerships
Productivity 22% Of VIP	• Direct & Indirect Labor Efficiencies • Overall Equipment Effectiveness • Waste Reduction
Architecture 16% Of VIP	• In Region/For Region Manufacturing & Fulfillment • Manufacturing & Distribution Network Rationalization
Automation & Digitization 16% Of VIP	• Automated Filling, Pouching & Inspection • Automated Set Assembly • Integrated Vision Systems
Analytics 16% Of VIP	• Advanced Planning Tools • Control Tower • Predictive Analytics




BAXTERITY







Targeting the Delivery ~$650M Of Anticipated Gross Savings By 2025

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Integrated Supply Chain Becoming A Competitive Advantage • Accelerating the cultural and operational transformation • Building an end-to-end, resilient, cost-effective Integrated Supply Chain • Simplifying processes to enable speed and agility through Lean principles • Driving network optimization while implementing “make where you sell; buy where you make” mindset • Mitigating near term headwinds through VIPs, labor optimization, and increased governance and visibility to be well positioned to deliver margin accretion post-inflationary cycle Compliance People Resilience 7

Highly Experienced and Qualified Board

Baxter is committed to Board diversity and ongoing director refreshment to ensure its Board has the right skills and background to effectively oversee its strategy and create long-term value for stockholders

Since 2021, four new world-class independent directors have joined the Board



José (Joe) E. Almeida
Chairman, President and Chief Executive Officer
Former Chairman, President & CEO, Covidien



Michael F. Mahoney*
Chairman, President and CEO, Boston Scientific Corporation
Committees: CC, NCGPP



Stephen N. Oesterle, M.D.*
Healthcare industry consultant, Former SVP, Medicine & Technology, Medtronic
Committees: NCGPP, QCT**



Brent Shafer* — *Joined in 2022*
Former Chairman and CEO, Cerner Corporation
Committees: AC, CC



Albert P.L. Stroucken*
Lead Independent Director
Former Exec. Chairman and CEO, Owens-Illinois
Committees: AC, NCGPP



David S. Wilkes, M.D.* — *Joined in 2021*
Dean Emeritus of the University of Virginia School of Medicine
Committees: QCT



Thomas F. Chen*
Former SVP and President, International Nutrition, Abbott Laboratories
Committees: NCGPP**, QCT



Patricia B. Morrison*
Former Executive VP, Customer Support Services & CIO, Cardinal Health
Committees: AC, QCT



Nancy M. Schlichting* — *Joined in 2021*
Former President and CEO, Henry Ford Health System
Committees: CC**, NCGPP



Cathy R. Smith*
Chief Financial and Administrative Officer, Bright Health
Committees: AC**



Amy A. Wendell*
Former SVP, Strategy and Business Development and Licensing, Covidien
Committees: CC, QCT



Peter M. Wilver* — *Joined in 2022*
Former Executive VP and Chief Administrative Officer, Thermo Fisher Scientific
Committees: CC

Diverse Board with Strong Independence and Thoughtful Refreshment

Diversity



3
5
4
58%
DIVERSE
Ethnically/Racially Diverse
Gender Diversity
Other

Tenure



10+ years
<5 years
1
6
5
5.2
YEARS
AVERAGE[1]
5-10 years

Directors Have Diverse Background and Expertise[2]

Expertise	Directors
Cyber / IT	5
Financial Expertise / Risk Management	6
Healthcare Marketing / Delivery	8
Human Capital Management	7
International	7
M&A / Transactional	7
Manufacturing and R&D	5
Other Sector Leadership	6
Quality, Regulatory and Compliance	6

CC = Compensation Committee; AC = Audit Committee; NCGPP = Nominating, Corporate Governance & Public Policy Committee; QCT = Quality, Compliance & Technology Committee
* denotes independent director; ** denotes committee chair
[1] As of September 30, 2022 [2] Excludes B. Shafer and P. Wilver

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Extensive Stockholder Engagement Program

Engagement with stockholders remains a key focus for Baxter and an important part of the Board's commitment to governance and accountability

Baxter's Board, along with its Investor Relations team and other select members of management, is **committed to engaging in constructive dialogue with stockholders** on corporate governance, executive compensation, corporate responsibility, and other matters of importance

Stockholder views and feedback are carefully reviewed and incorporated by the Board when overseeing Baxter's strategy, formulating governance practices and designing or evaluating compensation programs

Held extensive discussions with stockholders to better understand their perspectives on a variety of relevant issues, including:

- Company strategy and performance
- COVID-19 response
- Hillrom acquisition
- Board composition and structure
- Board refreshment
- Succession planning
- Executive compensation
- Corporate responsibility matters
- Proposed changes to lower special meeting threshold and adopt written consent

Robust Engagement Year-Round
2021 Outreach Statistics[1]

Proactively reached out to:


~60%
of outstanding shares

Directors Thomas Chen and Albert Stroucken and select members of management met with:


~30%
of outstanding shares

[1]Calculated based on shares outstanding as of December 31, 2021.

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Responsiveness to Stockholders Baxter is committed to being responsive to the views of stockholders and has continued to make significant governance enhancements in 2021‐2022 Took Action to Permit Stockholders to Enhanced Stockholder Rights by Act by Written Consent Lowering the Special Meeting Ownership Threshold ► In response to support for a stockholder proposal at 2021 Annual ► In response to the Company’s receipt of a stockholder proposal on Meeting, the Board took responsive actions in 2022 and put forth this topic, the Board decided to put forth a management proposal a management proposal to permit stockholders to act by written at 2022 Annual Meeting to lower the Company’s special meeting consent (25% ownership threshold) threshold from 25% to 15% ► Proposed management proposal was approved by stockholders at ► Proposed management proposal was approved by stockholders at 2022 Annual Meeting, receiving 99% support, and the amendment 2022 Annual Meeting, receiving 98% support, and the amendment was promptly implemented was promptly implemented Highlighted Procedural Safeguards Aligned With Long-Term Stockholder Interests 1 ü Ownership thresholds based on “net long ” ownership – ensures that a stockholder has an economic interest in the Company – promotes stockholder rights of true long-term stockholders ü One-year continuous ownership holding requirement 1 A stockholder’s “net long” shares exclude shares as to which the stockholder does not have the right to vote or direct the vote or as to which the stockholder 10 has entered into any derivative or similar arrangement that hedges or transfers the economic consequences of ownership of such shares.

Executive Compensation Aligned With Strategic Priorities A significant majority of executive pay is “at risk” and only delivered if specific annual and long‐term performance requirements are met Objectives CEO Pay Mix (2021) Pay Element § Provides a base level of competitive compensation Salary § Used to attract and retain executive talent § Motivates and rewards executives for company and individual 9% performance against annually established financial targets and individual objectives, which include ESG measures Annual Incentive 15% § For 2021, financial targets included adjusted net sales (50%), further adjusted earnings per share (25%) and adjusted free cash flow (25%) 38% § Motivates and rewards an executive’s contributions to help to achieve the Company’s long-term objectives and create stockholder value § Stock options recognize that it is in the best interests of the Company to Stock Options 38% provide equity that will vest as long as the executive continues to serve at Baxter and are valued, in part, on the Company’s performance during 91% that period Variable/ § Motivates and rewards executive for company performance against “At-Risk” financial targets and incorporates an assessment of the executive’s Salary past performance and future potential Performance Share § PSUs recognize that a portion of an executive’s equity awards should be Target Cash Bonus Units (PSUs) completely “at-risk,” measured over the three-year performance period Target Stock Options 1 § For 2021, financial objectives included relative TSR , adjusted ROIC, Target PSUs and adjusted net sales CAGR (equally weighted at 33-1/3%) 1 Relative TSR against the TSR performance of the companies in the Dow Jones Medical Equipment Index. 11

Executive Compensation Program Changes and Practices Baxter continues to evolve its executive compensation program to align the interests of management with stockholders, reflect best practices and drive sustained and superior performance relative to peers 2022 Executive Compensation Program Changes Compensation Practices ► For the 2022 annual incentive, certain executives’ individual ► Incorporation of ESG metrics into annual incentive plan through performance assessment will be determined in connection with an application of individual performance assessment assessment of the Company’s performance against pre-established measures for strategic 2022 priorities, inclusive of ESG issues: ► Pay-for-performance alignment § 40% - Patient Safety and Quality (including product safety and quality systems) ► Clawback policy § 30% - Best Place to Work (including diversity in the workforce, ► Stock ownership guidelines for executives and directors culture, talent, the ACT racial justice initiative and environmental, health and safety measures) 2 ► Double-trigger change-in-control provisions § 30% - Growth Through Innovation (including the Company’s ongoing digital transformation and its innovative ecosystem ► No excise tax gross-ups on change-in-control payments platform) ► Beginning with the 2022 annual LTI grant, the equity mix for all NEOs ► No hedging, pledging, short sales, or derivative transactions will be revised to reflect the annual equity grant value in: § 25% stock options ► No re-pricing or exchanging of underwater stock options § 25% RSUs 1 § 50% PSUs (reflective of a new peer group benchmark) ► No excessive perquisites for executives 1 For PSUs made under the 2022 annual LTI grant with a 2022-2024 performance cycle, the peer group used to measure relative TSR performance will change from the Dow Jones Medical Equipment Index to the S&P 500 Healthcare Equipment and Services Index. 12 2 In the context of outstanding equity awards, a double-trigger change-in-control provision doesn’t apply if it results in the company no longer being a public company or the outstanding awards are not assumed by the successor entity.

2030 Corporate Responsibility Goals and Progress

Focused on delivering business value by addressing the ESG issues that matter most to the company and stakeholders, while also addressing key risk factors that may impact Baxter's long-term sustainability

Pillars	Goals[1]	2021 Performance
PROTECT OUR PLANET	▶ Achieve carbon neutrality for direct operations by 2040 ▶ Reduce greenhouse gas emissions 25% by 2030 ▶ Implement strategic water and waste plans ▶ Integrate sustainable procurement strategy	▶ Reduced absolute Scope 1 and 2 GHG emissions by 0.4% through 2021 compared with 2020, after exceeding Baxter's 2020 goal, and reducing absolute GHG emissions from operations by 13.6% through 2021 relative to 2015 ▶ Collected data from Baxter's manufacturing sites to identify prioritized locations for water management, and continued upgrading Baxter's infrastructure and operations ▶ Continue to mitigate waste through process efficiency, waste reduction, recovery, recycling and landfill diversion, having already reduced waste generation by 9%, compared with 2020 and indexed to revenue ▶ Engaged stakeholders to identify additional opportunities for waste reduction and to inform strategy ▶ Committed to increase investments in staff and training, and to enhance internal audit capabilities to advance sustainable procurement
EMPOWER OUR PATIENTS	▶ Bring home dialysis to more underserved patients ▶ Improve manufacturing process capabilities	▶ Reached more than 204,000 patients in underserved markets through peritoneal dialysis portfolio ▶ Gathered data to establish a capability baseline for sterilized solutions and sets ▶ Refined the infrastructure and processes necessary to enhance product quality and report year-over-year progress
CHAMPION OUR PEOPLE AND COMMUNITIES	▶ Invest $275 million in underserved communities ▶ Achieve top quartile workplace safety performance ▶ Increase diverse representation in leadership roles[2]	▶ In 2021, Baxter and the Baxter International Foundation invested nearly $52 million in underserved communities through strategic partnerships, grants and product donations ▶ Achieved goal for total recordable incident rate in 2021 (ranked in the top quartile)[3] ▶ Increased gender and ethnic diversity in leadership roles, reaching 36% and 24% representation, respectively in the US, as of Dec. 31, 2021

[1]The baseline for these goals is 2020 and the target achievement year is 2030, unless stated otherwise. Performance statements refer to Baxter and do not include Hillrom.
[2]This represents two goals: diverse representation of (1) women and (2) ethnic minorities in leadership roles, globally and in the United States respectively.
[3]Among global companies across industries as reported by the U.S. Bureau of Labor Statistics.

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Recognized Top Employer & Outstanding Corporate Citizen Representative Highlights Dow Jones Sustainability Indices 3BL Media: 100 Best Corporate Longtime component of DJSI Global and Citizens DJSI U.S. Indices Recognized for ESG leadership Newsweek: America’s Most Disability Equality Index Responsible Companies Best Place to Work list Number 8 in 2022 rankings Seramount Inclusion Index Corporate Equality Index Recognized as a leading organization for 100% score on Human Rights Campaign DEI best practices LGBTQ+ inclusion index For more information on Baxter’s efforts to benefit its communities, employees, and stakeholders, refer to Baxter’s 2021 Corporate Responsibility Report and Sustainability Accounting Standards Board Index. 14